OTHER PROVISIONS	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions [text block] [Abstract]
Disclosure of other provisions [text block]

NOTE 37: OTHER PROVISIONS

Critical accounting estimates and judgements

At 31 December 2017, the Group carried provisions of £4,070 million (2016: £3,947 million) against the cost of making redress payments to customers and the related administration costs in connection with historical regulatory breaches, principally the mis-selling of payment protection insurance (2017: £2,778 million; 2016: £2,608 million).

Determining the amount of the provisions, which represent management’s best estimate of the cost of settling these issues, requires the exercise of significant judgement. It will often be necessary to form a view on matters which are inherently uncertain, such as the scope of reviews required by regulators, the number of future complaints, the extent to which they will be upheld, the average cost of redress and the impact of legal decisions that may be relevant to claims received. Consequently the continued appropriateness of the underlying assumptions is reviewed on a regular basis against actual experience and other relevant evidence and adjustments made to the provisions where appropriate.

More detail on the nature of the assumptions that have been made and key sensitivities is set out below.

	Provisions for commitments £m	Payment protection insurance £m	Other regulatory provisions £m	Vacant leasehold property £m	Other £m	Total £m
At 1 January 2017	56	2,608	1,339	51	1,164	5,218
Exchange and other adjustments	(26)	–	16	9	139	138
Acquisition of businesses (note 22)	9	527	–	–	92	628
Provisions applied	–	(1,657)	(928)	(23)	(252)	(2,860)
Charge for the year	(9)	1,300	865	19	247	2,422
At 31 December 2017	30	2,778	1,292	56	1,390	5,546

Provisions for commitments

Provisions are held in cases where the Group is irrevocably committed to advance additional funds, but where there is doubt as to the customer’s ability to meet its repayment obligations.

Payment protection insurance (excluding MBNA)

The Group increased the provision for PPI costs by a further £1,300 million in 2017, of which £600 million was in the fourth quarter, bringing the total amount provided to £18,675 million. The remaining provision is consistent with an average of 11,000 complaints per week (previously 9,000) through to the industry deadline of August 2019, in line with the average experience over the last nine months.

The higher volume of complaints received has been driven by increased claims management company (CMC) marketing activity and the UK Financial Conduct Authority (FCA) advertising campaign.

At 31 December 2017, a provision of £2,438 million remained unutilised relating to complaints and associated administration costs. Total cash payments were £1,470 million during the year to 31 December 2017.

SENSITIVITIES

The Group estimates that it has sold approximately 16 million PPI policies since 2000. These include policies that were not mis-sold and those that have been successfully claimed upon. Since the commencement of the PPI redress programme in 2011 the Group estimates that it has contacted, settled or provided for approximately 53 per cent of the policies sold since 2000.

The total amount provided for PPI represents the Group’s best estimate of the likely future cost. However a number of risks and uncertainties remain in particular with respect to future volumes. The cost could differ from the Group’s estimates and the assumptions underpinning them, and could result in a further provision being required. There is significant uncertainty around the impact of the regulatory changes, FCA media campaign and Claims Management Company and customer activity.

For every additional 1,000 reactive complaints per week above 11,000 on average through to the industry deadline of August 2019, the Group would expect an additional charge of £200 million.

Payment protection insurance (MBNA)

With regard to MBNA, as announced in December 2016, the Group’s exposure is capped at £240 million already provided for, through an indemnity received from Bank of America.

Other provisions for legal actions and regulatory matters

In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the year ended 31 December 2017 the Group charged a further £865 million in respect of legal actions and other regulatory matters, the unutilised balance at 31 December 2017 was £1,292 million (31 December 2016: £1,339 million). The most significant items are as follows.

ARREARS HANDLING RELATED ACTIVITIES

The Group has provided an additional £245 million (bringing the total provided to date to £642 million), for the costs of identifying and rectifying certain arrears management fees and activities. Following a review of the Group’s arrears handling activities, the Group has put in place a number of actions to improve further its handling of customers in these areas and has made good progress in reimbursing mortgage arrears fees to the 590,000 impacted customers.

PACKAGED BANK ACCOUNTS

In 2017 the Group provided an additional £245 million in respect of complaints relating to alleged mis-selling of packaged bank accounts raising the total amount provided to £750 million. A number of risks and uncertainties remain in particular with respect to future volumes.

CUSTOMER CLAIMS IN RELATION TO INSURANCE BRANCH BUSINESS IN GERMANY

The Group continues to receive claims in Germany from customers relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited). The German industry-wide issue regarding notification of contractual ‘cooling off’ periods continued to lead to an increasing number of claims in 2016 and 2017. Up to 31 December 2016 the Group had provided a total of £639 million and no further amounts have been provided to 31 December 2017. The validity of the claims facing the Group depends upon the facts and circumstances in respect of each claim. As a result the ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.

HBOS READING – CUSTOMER REVIEW

The Group is undertaking a review into a number of customer cases from the former HBOS Impaired Assets Office based in Reading. This review follows the conclusion of a criminal trial in which a number of individuals, including two former HBOS employees, were convicted of conspiracy to corrupt, fraudulent trading and associated money laundering offences which occurred prior to the acquisition of HBOS by the Group in 2009. The Group has provided £100 million in the year to 31 December 2017 and is in the process of paying compensation to the victims of the fraud for economic losses as well as ex-gratia payments and awards for distress and inconvenience. The review is ongoing and at 12 February 2018, the Group had made offers to 57 customers, which represents more than 80 per cent of the customers in review.

Vacant leasehold property

Vacant leasehold property provisions are made by reference to a prudent estimate of expected sub-let income, compared to the head rent, and the possibility of disposing of the Group’s interest in the lease, taking into account conditions in the property market. These provisions are reassessed on a biannual basis and will normally run off over the period of under-recovery of the leases concerned, currently averaging 5 years; where a property is disposed of earlier than anticipated, any remaining balance in the provision relating to that property is released.

Other

Following the sale of TSB Banking Group plc in 2015, the Group raised a provision of £665 million in relation to the Transitional Service Agreement entered into between Lloyds Bank plc and TSB and the contribution to be provided to TSB in moving to alternative IT provision; £622 million of this provision remained unutilised at 31 December 2017.

Provisions are made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes irrevocably committed to the expenditure. At 31 December 2017 provisions of £104 million (31 December 2016: £239 million) were held.

Other provisions also includes those arising in the normal course of business, whether from certain customer rectifications or provisions for dilapidation and refurbishment of properties. Provisions also include a matter arising out of the insolvency of a third party insurer, which remains exposed to asbestos and pollution claims in the US. The ultimate cost and timing of payments are uncertain. The provision held of £32 million at 31 December 2017 represents management’s current best estimate of the cost after having regard to actuarial estimates of future losses.